UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 12, 2022
(Date of earliest event reported)
APPLIED BLOCKCHAIN, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd.,	Suite 2100,	Dallas,	TX	75219
(Address of principal executive offices)				(Zip Code)
214-427-1704
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 2.02 Results of Operations and financial Condition.

On July 18, 2022, Applied Blockchain, Inc. (the “Company”) issued a press release updating the previously provided fiscal fourth quarter and year end 2022 financial guidance.

A copy of such press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

    The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

As previously reported, the“Company’s first 100MW Next-Gen co-hosting facility in Jamestown, North Dakota began energizing in late January 2022, and had over 90MW online as of June 2022. The power provider for the site has experienced an equipment failure at the substation powering the facility, resulting in a partial outage. On July 12, 2022, the provider informed the Company that it has determined to provide replacement equipment on a temporary basis, which is expected to be in place within approximately two months and will serve to restore power to full capacity, and subsequently to repair the damaged equipment. The repaired original equipment is expected to be returned to service during the second calendar quarter of 2023. The Jamestown facility was not damaged by the equipment failure.

On July 12, 2022, the Company entered into a five-year hosting contract with Marathon Digital Holdings, Inc. (Nasdaq: MARA) (“Marathon”) for 200-Megawatts (“MW”) of Bitcoin mining capacity. The Company will provide comprehensive hosting services for Marathon’s Bitcoin miners at the Company’s owned and operated co-hosting datacenters.

On July 18, 2022, the Company issued a press release relating to such events, attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release regarding financial guidance dated July 18, 2022.
99.2	Press release regarding the Marathon agreement dated July 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 18, 2022

By:	/s/ David Rench
Name:	David Rench
Title:	Chief Financial Officer

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